UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 5, 2010

Phoenix Technologies Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17111	04-2685985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

915 Murphy Ranch Road, Milpitas, California		95035
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	408-570-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 8, 2010, Phoenix Technologies Ltd. (the "Company") announced the appointment of Robert Andersen as Interim Chief Financial Officer, effective March 5, 2010. Mr. Andersen succeeds Richard Arnold, who resigned from Phoenix to pursue other opportunities.

Mr. Andersen, 46, joined the Company in September 2008 as Vice President of Finance. Prior to joining Phoenix, Mr. Andersen spent six years in various senior financial roles at Wind River Systems, Inc., a leading embedded systems software company. Prior to Wind River, he was the Finance Director at NextOffice, Inc., a privately-held technology company Mr. Andersen began his finance career at Hewlett-Packard Company where, during his seven year tenure, he served in various controller, treasury, and technology finance management roles. Mr. Andersen holds a bachelor of arts in economics from the University of California, Davis, and a masters in business administration from the Anderson School of Management at the University of California, Los Angeles. He is a Certified Management Accountant.

In connection with Mr. Andersen’s appointment, the Company and Mr. Andersen entered into the Company’s standard form of indemnification agreement for officers and directors. Under this indemnity agreement, to the extent not otherwise covered by the Company’s directors and officers insurance policy, the Company agrees to indemnify each of its officers and directors that are parties to this agreement for any expenses and costs incurred by such officer or director in the event that such officer or director is party to (or threatened to be a party to) a legal proceeding by reason of the fact that such officer or director is or was an agent of the Company, or by reason of anything done or not done by such officer or director in any such capacity.

The foregoing description of the terms of the form of indemnification agreement is qualified in its entirety by reference to the full text of the form of indemnification agreement previously filed with the Securities and Exchange Commission as Exhibit 10.5 to the Form 8-K on September 11, 2006 and incorporated herein by reference.

The press release announcing Mr. Andersen's appointment is attached as Exhibit 99.1 hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phoenix Technologies Ltd.

March 8, 2010	By:	/s/ Timothy C. Chu

Name: Timothy C. Chu
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Phoenix Technologies Ltd. on March 8, 2010.